Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Annual Report on Form 10-K of LIN TV Corp. for the year ended December 31, 2009, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Vincent L. Sadusky, President and Chief Executive Officer of the Company, and Richard J. Schmaeling, Senior Vice President and Chief Financial Officer of the Company hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 15, 2010                         /s/ Vincent L. Sadusky
      Vincent L. Sadusky
                                                   President and Chief Executive Officer

Dated: March 15, 2010                        /s/ Richard J. Schmaeling
     Richard J. Schmaeling
                                                                     Senior Vice President and Chief Financial Officer